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     Our statements and filings with the Securities and Exchange Commission and other statements may contain or incorporate by reference certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Some of these forward-looking statements can be identified by the use of forward-looking words such as "believes", "expects", "potential", "continued", "may", "will" , "should", "seeks", "approximately", "predicts", "intends", "plans", "estimates", "anticipates" or the negative version of those words or other comparable words. Any forward-looking statements contained or incorporated by reference in such filings or statements, including statements related to our performance for the year 2000 and beyond, are based upon our historical performance and on current plans, estimates and expectations. Such forward-looking statements are subject to various risks and uncertainties, including but not limited to those described below. These risks could cause our actual results for the year 2000 and beyond to differ materially from those expressed in any forward-looking statement we make. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

                                  RISK FACTORS

     Our business faces significant risks. The risks described below may not be the only risks we face. Additional risks that we do not yet know of or that we currently think are immaterial may also impair our business operations. If any of the events or circumstances described as risks below actually occurs, our business, results of operations or financial condition could be materially and adversely affected. In such case, the trading price of our common stock or other securities could decline, and any purchaser of our common stock or other securities may lose part or all of their investment. You should carefully consider and evaluate all of the information contained or incorporated by reference in our filings with the Securities and Exchange Commission, including the risk factors listed below, before deciding whether to invest in our common stock or other securities.

Insurance Industry Related Risks

Our results may fluctuate as a result of many factors, including cyclical changes in the insurance and reinsurance industry.

     The results of companies in the property casualty insurance industry historically have been subject to significant fluctuations and uncertainties. The industry's profitability can be affected significantly by

     o rising levels of actual costs that are not known by companies at the time they price their products;

     o volatile and unpredictable developments (including weather-related and other natural catastrophes);

     o changes in reserves resulting from the general claims and legal environments as different types of claims arise and judicial interpretations relating to the scope of insurers' liability develop;

     o fluctuations in interest rates, inflationary pressures and other changes in the investment environment, which affect returns on invested capital and may impact the ultimate payout of loss amounts; and

     o the long-tail and volatile nature of the reinsurance business, which may impact our operating results and limit opportunities for adequate returns.

     The demand for property casualty insurance can also vary significantly, rising as the overall level of economic activity increases and falling as such activity decreases. The property casualty insurance industry historically has a cyclical nature. Recently, the property casualty insurance industry and especially the commercial lines business have been very competitive. These fluctuations in demand and competition could produce underwriting results that would have a negative impact on our results of operations and financial condition.

We face significant competitive pressures in our businesses.

     We compete with a large number of other companies in our selected lines of business. We compete, and will continue to compete, with major U.S. and non-U.S. insurers and reinsurers, other regional companies, as well as mutual companies, specialty insurance companies, underwriting agencies and diversified financial services companies. Some of our competitors, particularly in the reinsurance business, have greater financial and marketing resources than we do.

     A number of new, proposed or potential legislative or industry developments could further increase competition in our industry. These developments include:

     o the enactment of the Gramm-Leach-Bliley Act of 1999, which could result in increased competition from new entrants to our markets;

     o the implementation of commercial lines deregulation in several states, which could increase competition from standard carriers for our excess and surplus lines of insurance business;

     o programs in which state-sponsored entities provide property insurance in catastrophe prone areas or other alternative markets types of coverage; and

     o changing practices caused by the Internet, which have led to greater competition in the insurance business.

     New competition from these developments could cause the supply and/or demand for insurance or reinsurance to change, which could adversely affect our results of operations and financial condition.

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     In addition to competition in the operation of our businesses, we face competition from a variety of sources in attracting and retaining qualified employees. We cannot assure you that we will maintain our current competitive position in the markets in which we operate, or that we will be able to expand our operations into new markets. If we fail to do so, our businesses could be materially adversely affected.

Our actual claims losses may exceed our reserves for claims.

     We maintain loss reserves to cover our estimated liability for unpaid losses and loss adjustment expenses, including legal and other fees as well as a portion of our general expenses, for reported and unreported claims incurred as of the end of each accounting period. Reserves do not represent an exact calculation of liability. Rather, reserves represent an estimate of what we expect the ultimate settlement and administration of claims will cost. These estimates, which generally involve actuarial projections, are based on our assessment of facts and circumstances then known, as well as estimates of future trends in claims severity, frequency, judicial theories of liability and other factors. In some cases, long-tail lines of business such as excess workers' compensation and the workers' compensation portion of our reinsurance business are reserved on a discounted basis. The variables described above are affected by both internal and external events, such as changes in claims handling procedures, inflation, judicial and litigation trends and legislative changes. The risk of the occurrence of such events is especially present in our specialty lines and reinsurance businesses. Many of these items are not directly quantifiable in advance. In some areas of our business, the level of reserves we establish is dependent in part upon the actions of third parties that are beyond our control. In our reinsurance and excess workers' compensation businesses, we may not establish sufficient reserves if third parties do not give us advance notice or provide us with appropriate information regarding certain matters. Additionally, there may be a significant delay between the occurrence of the insured event and the time it is reported to us.

     The inherent uncertainties of estimating reserves are greater for certain types of liabilities, where the various considerations affecting these types of claims are subject to change and long periods of time may elapse before a definitive determination of liability is made. Reserve estimates are continually refined in an ongoing process as experience develops and further claims are reported and settled. Adjustments to reserves are reflected in the results of the periods in which such estimates are changed. Because setting reserves is inherently uncertain, we cannot assure you that our current reserves will prove adequate in light of subsequent events.

We anticipate increasing our level of retention in our business.

     We anticipate increasing our retention levels in 2001 for our operations generally due to changes in market conditions and the pricing environment. We expect to purchase less reinsurance (the process by which we transfer, or cede, part of the risk we have assumed to a reinsurance company), thereby retaining more risk. As a result, our earnings could be more volatile, and increased severities could have a material adverse effect upon our results of operations and financial condition. A significant change in our retention levels could also cause our historical financial results, including compound annual growth rates, to be inaccurate indicators of our future performance on a segment or consolidated basis.

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As a property casualty insurer, we face losses from catastrophes.

     Property casualty insurers are subject to claims arising out of catastrophes that may have a significant effect on their results of operations, liquidity and financial condition. Catastrophe losses have had a significant impact on our results. Catastrophes can be caused by various events, including hurricanes, windstorms, earthquakes, hailstorms, explosions, severe winter weather and fires. The incidence and severity of catastrophes are inherently unpredictable. The extent of losses from a catastrophe is a function of both the total amount of insured exposure in the area affected by the event and the severity of the event. Most catastrophes are restricted to small geographic areas; however, hurricanes and earthquakes may produce significant damage in large, heavily populated areas. Catastrophes can cause losses in a variety of our property casualty lines, and most of our past catastrophe-related claims have resulted from severe storms. Seasonal weather variations may affect the severity and frequency of our losses. Insurance companies are not permitted to reserve for a catastrophe until it has occurred. It is therefore possible that a catastrophic event or multiple catastrophic events could have a material adverse effect upon our results of operations and financial condition.

We are subject to extensive governmental regulation.

     We are subject to extensive governmental regulation and supervision. Most insurance regulations are designed to protect the interests of policyholders rather than stockholders and other investors. This system of regulation, generally administered by a department of insurance in each state in which we do business, relates to, among other things:

     o    standards of solvency, including risk-based capital measurements;

     o    restrictions on the nature, quality and concentration of investments;

     o    requiring certain methods of accounting;

     o    requiring reserves for unearned premium, losses and other purposes;
          and

     o potential assessments for the provision of funds necessary for the settlement of covered claims under certain policies provided by impaired, insolvent or failed insurance companies.

     State insurance departments conduct periodic examinations of the affairs of insurance companies and require the filing of annual and other reports relating to the financial condition of insurance companies, holding company issues and other matters. Recently adopted federal financial services modernization legislation is expected to lead to additional federal regulation of the insurance industry in the coming years. Also, foreign governments regulate our international operations.

     We cannot assure you that we have or can maintain all required licenses and approvals or that our business fully complies with the wide variety of applicable laws and regulations or the relevant authority's interpretation of the laws and regulations. Also, some regulatory authorities have relatively broad discretion to grant, renew or revoke licenses and approvals. If we do not have the requisite licenses and approvals or do not comply with applicable regulatory

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requirements, the insurance regulatory authorities could preclude or temporarily suspend us from carrying on some or all of our activities or monetarily penalize us. That type of action could have a material adverse effect on our business. Also, changes in the level of regulation of the insurance industry (whether federal, state or foreign), or changes in laws or regulations themselves or interpretations by regulatory authorities, could have a material adverse effect on our business.

We are rated by A.M. Best and Standard & Poor's, and a decline in these ratings could adversely affect our operations.

     Ratings have become an increasingly important factor in establishing the competitive position of insurance companies. Our insurance company subsidiaries are rated by A.M. Best and certain of our insurance company subsidiaries are rated for their claims-paying ability by Standard & Poor's Corporation, or Standard & Poor's. A.M. Best and Standard & Poor's ratings reflect their opinions of an insurance company's financial strength, operating performance, strategic position and ability to meet its obligations to policyholders, are not evaluations directed to investors and are not recommendations to buy, sell or hold our securities. Our ratings are subject to periodic review by A.M. Best and Standard & Poor's and the continued retention of those ratings cannot be assured. The Standard & Poor's 2001 outlook for the U.S. property casualty insurance industry and the Standard & Poor's mid-year 2000 outlook for the U.S. reinsurance industry were negative. Since March 2000, Standard & Poor's has given us a negative rating outlook. While Standard & Poor's recently affirmed our rating of "A+", as long as we remain on negative rating outlook, a downgrade in our rating is possible. If our ratings are reduced from their current levels by A.M. Best and/or Standard & Poor's, our results of operations could be adversely affected.

A significant amount of our assets is invested in fixed income securities and is subject to market fluctuations.

     Our investment portfolio consists substantially of fixed income securities. The fair market value of these assets and the investment income from these assets fluctuate depending on general economic and market conditions. With respect to our investments in fixed income securities, the fair market value of these investments generally increases or decreases in an inverse relationship with fluctuations in interest rates, while net investment income realized by us from future investments in fixed income securities will generally increase or decrease with interest rates. In addition, actual net investment income and/or cash flows from investments that carry prepayment risk (such as mortgage-backed and other asset-backed securities) may differ from those anticipated at the time of investment as a result of interest rate fluctuations. Because substantially all of our fixed income securities are classified as available for sale, changes in the market value of our securities are reflected in our balance sheet. Similar treatment is not available for liabilities. Therefore, interest rate fluctuations could adversely affect our results of operations and financial condition.

We invest some of our assets in merger arbitrage, which is subject to certain risks.

     We invest a portion of our investment portfolio in merger arbitrage. As of September 30, 2000, our investment in merger arbitrage securities represented approximately 15% of our total

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investment portfolio. Merger arbitrage is the business of investing in the securities of publicly held companies which are the targets in announced tender offers and mergers. Merger arbitrage differs from other types of investments in its focus on transactions and events believed likely to bring about a change in value over a relatively short time period (usually four months or less). While our merger arbitrage positions are generally hedged against market declines, these equity investments are exposed primarily to the risk associated with the completion of announced deals, which are subject to regulatory as well as political and other risks.

Our premium writings and profitability are affected by the availability of reinsurance.

     We purchase reinsurance for significant amounts of risk underwritten by our insurance company subsidiaries, especially catastrophe risks. We also purchase reinsurance on risks underwritten by others which we reinsure (a retrocession). Market conditions beyond our control determine the availability and cost of the reinsurance protection we purchase, which may affect the level of our business and profitability. Our reinsurance facilities are generally subject to annual renewal. We cannot assure you that we can maintain our current reinsurance facilities or that we can obtain other reinsurance facilities in adequate amounts and at favorable rates. If we are unable to renew our expiring facilities or to obtain new reinsurance facilities, either our net exposures would increase or, if we are unwilling to bear an increase in net exposures, we would have to reduce the level of our underwriting commitments, especially catastrophe exposed risks. Either of these potential developments could have a material adverse effect on our business.

We do not yet know all the effects of the recent restructuring of certain of our subsidiaries.

     In 2000, we implemented a restructuring plan, pursuant to which we refocused our domestic reinsurance operations. While this restructuring is substantially complete, all of its operating effects are not yet known, and any difficulties caused by such restructuring could adversely affect our results of operations and financial condition.

We are an insurance holding company and, therefore, may not be able to receive dividends in needed amounts.

     Our principal assets are the shares of capital stock of our insurance company subsidiaries. We have to rely on dividends from our insurance company subsidiaries to meet our obligations for paying principal and interest on outstanding debt obligations and for paying dividends to stockholders and corporate expenses. The payment of dividends by our insurance company subsidiaries is subject to regulatory restrictions and will depend on the surplus and future earnings of these subsidiaries, as well as the regulatory restrictions. As a result, we may not be able to receive dividends from these subsidiaries at times and in amounts necessary to meet our obligations or pay dividends.

We may not find suitable acquisition candidates and even if we do, we may not successfully integrate any such acquired companies.

     As part of our present strategy, we continue to evaluate possible acquisition transactions on an ongoing basis, and at any given time, we may be engaged in discussions with respect to possible acquisitions. We cannot assure you that we will be able to identify suitable acquisition transactions, that such transactions will be financed and completed on acceptable terms or that

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our future acquisitions will be successful. The process of integrating any companies we do acquire may have a material adverse effect on our results of operations and financial condition.

If we do not invest substantial amounts in our information systems and technology, our business may be harmed.

     Integrated management information and processing systems are vital to our ability to monitor costs, collect receivables and achieve operating efficiencies. As we continue our growth, the need for sophisticated information systems and technology will increase significantly. The cost of implementing such systems has been, and is expected to continue to be, substantial. The failure of our information or processing systems, or our failure to upgrade systems as necessary, could have a material adverse effect on our results of operations and financial condition.

We cannot guarantee that our reinsurers will pay in a timely fashion, if at all.

     We purchase reinsurance by transferring part of the risk that we have assumed (known as ceding) to a reinsurance company in exchange for part of the premium we receive in connection with the risk. Although reinsurance makes the reinsurer liable to us to the extent the risk is transferred or ceded to the reinsurer, it does not relieve us (the reinsured) of our liability to our policyholders or, in cases where we are a reinsurer, to our reinsureds. Accordingly, we bear credit risk with respect to our reinsurers. We cannot assure you that our reinsurers will pay the reinsurance recoverables owed to us or that they will pay such recoverables on a timely basis.

Our international operations expose us to risks.

     Certain assets held by our foreign subsidiaries are subject to foreign currency risk. Our principal area of exposure relates to fluctuations in exchange rates between each of the Argentinean and Philippine peso and the U.S. dollar. Consequently, a change in the exchange rate between the U.S. dollar and either the Argentinean or Philippine peso could have an adverse effect on our results of operations and financial condition. We are additionally subject to political and economic risks in these countries.

Investment Related Risks

Our charter documents, Delaware law and stockholders rights plan, as well as state insurance statutes, will make it more difficult to acquire us and may discourage takeover attempts and thus depress the market price of our common stock or other securities.

     Certain provisions of Delaware law, our certificate of incorporation and our by-laws have the effect of making more difficult or discouraging unsolicited takeover bids from third parties. While these provisions have the effect of encouraging persons seeking to acquire control of us to negotiate with our board of directors, they could also limit our stockholders' opportunity to dispose of their shares at the premium prices typically associated with such takeover attempts.

     For example, our certificate of incorporation and by-laws provide for a board of directors divided into three classes, with one class being elected each year to serve for a three-year term. As a result, at least two annual meetings of stockholders may be required for stockholders to change a majority of our board of directors. Pursuant to our share purchase rights plan, holders of

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our common stock will receive rights to purchase shares of preferred stock that have the same dividend, liquidation and voting rights as shares of our common stock upon the occurrence of certain events that could lead to a person or group acquiring 15% or more of our outstanding common stock. In addition to being subject to Section 203 of the Delaware General Corporation Law, which generally prohibits a publicly held Delaware corporation from engaging in business combinations with certain stockholders, our certificate of incorporation requires the affirmative vote of 80% of our stockholders to approve mergers and other similar transactions between us and certain stockholders.

     We are subject to state statutes governing insurance holding company systems which would commonly require that any person or entity desiring to purchase more than 10% of our outstanding voting securities must obtain regulatory approval of the purchase. Under Florida law, which is applicable to us due to our ownership of Carolina Casualty Insurance Company, a Florida domiciled insurer, the acquisition of more than 5% of our capital stock must receive state regulatory approval. Applicable state insurance company laws and regulations could delay or impede a change of control of W. R. Berkley.

Certain of our institutional stockholders and management may influence actions requiring stockholder approval.

     Based on public filings as of September 30, 2000, Franklin Resources, Inc. and Neuberger & Berman Pension Management (with their respective affiliates) held 4,533,940 and 1,521,542 shares of common stock, respectively, representing approximately 17.7% and 5.9%, respectively, of our outstanding common stock as of December 31, 2000. In addition, as of December 31, 2000, William R. Berkley, our founder, chairman and president, held 4,038,569 shares of common stock (including currently exercisable options), representing approximately 15.7% of our outstanding common stock as of such date. As a result, these stockholders, acting alone or together, may be able to influence matters requiring approval by our stockholders.